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                                                                   Exhibit 10.35


                              MCKENNA CAPITAL, LLC

                  TRANSFER, CONSENT AND SETTLEMENT AGREEMENT


      THIS TRANSFER, CONSENT AND SETTLEMENT AGREEMENT (this "AGREEMENT") is hereby made and entered into on April 12, 2002 by and among MKZ FUND, LLC, as transferor (the "TRANSFEROR" or "MKZ"), MCKENNA ENTERPRISES, INC. ("MKE"), THE MCKENNA GROUP, LLC ("MCKENNA GROUP"), GEOFFREY MOTT, an individual ("Mott"), ZIASUN TECHNOLOGIES, INC. ("ZIASUN"), INVESTOOLS, INC. ("InvesTools") and MCKENNA CAPITAL PARTNERS, LLC, a Delaware limited liability company (the "MANAGING MEMBER"). All capitalized terms used but not defined herein shall have the meanings set forth in the Amended and Restated Limited Liability Company Agreement of MCKENNA CAPITAL, LLC, a Delaware limited liability company formerly known as McKenna Venture Accelerator, LLC (the "FUND"), dated February 22, 2002 (the "OPERATING AGREEMENT"), attached as EXHIBIT A.

                                    RECITALS

      A. MKZ is a Non-Managing Member under the Operating Agreement.

      B. The Transferor failed to contribute a portion of its Capital Contribution equal to $1,904,000 (the "DEFAULTED CAPITAL CONTRIBUTION") pursuant to a Drawdown Notice issued by the Managing Member on April 2, 2001 and is in breach of the Operating Agreement (the "BREACH").

      C. After the Breach, pursuant to a series of certain agreements, which have been amended from time to time (the "INTERIM AGREEMENTS"), the Managing Member has endeavored to assist MKZ, MKE and ZiaSun in curing the Breach without waiving any of the rights or remedies the Fund has against each of them under the Operating Agreement, the Interim Agreements and otherwise as equity or law.

      D. In order to resolve the Breach and settle any claims the parties hereto may have against the others, MKZ desires, and each of MKE and ZiaSun desire to cause MKZ, to assign, transfer and convey to the Managing Member, as the Fund's nominee, MKZ's limited liability company membership interest in the Fund (the "INTEREST") pursuant to the terms set forth herein.

      E. The Managing Member desires to acquire the Interest in the capacity of the Fund's nominee in order to sell and transfer the Interest to one or more third parties, including other Members not in default of their obligations to the Fund, in accordance with Section 4.3 of the Operating Agreement (each a "SUBSEQUENT TRANSFER"). In the event that the Managing Member is unable to effect a Subsequent Transfer for all or a portion of the Interest, all right, title and interest to the remaining Interest shall revert to the Managing Member on such terms as contemplated hereby.

      F. The Managing Member desires to consent to the transfer of the Interest pursuant to the terms set forth herein.


                                    AGREEMENT

      NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    TRANSFER OF INTEREST.

      (A) As of the Effective Date (as hereinafter defined), MKZ hereby assigns, conveys and transfers to the Managing Member One Hundred Percent (100%) of MKZ's right, title and interest in the Interest.

      (B) The Managing Member hereby accepts the Interest as nominee of the Fund for the primary purpose of consummating a Subsequent Transfer.

      (C) As of the Effective Date, MKZ shall no longer be a Member and neither MKZ, ZiaSun nor MKE shall have any rights or obligations in respect of the Fund or under the Operating Agreement, including, without limitation, any right to the Profits, Losses or distributions of the Fund, or any payments, including, without limitation, any payments received by the Fund or the Managing Member in connection with a Subsequent Transfer, or any Capital Contributions previously made by MKZ, including, without limitation, any right to withdraw such paid-in Capital Contributions; PROVIDED, HOWEVER, that MKE shall retain its rights and obligations as the Special Member of the Fund and hereby assumes the obligation to contribute $504,000 of the Defaulted Capital Contribution to the Fund (the "MKE CAPITAL COMMITMENT"), which continues to be in default. MKE shall cooperate with the Managing Member to satisfy its obligation to contribute the MKE Capital Commitment to the Fund on terms acceptable to the Managing Member. MKE hereby agrees that its obligation to satisfy the MKE Capital Commitment shall be secured by its interest in the Fund as a Special Member and as such MKE's Special Member Interest shall be treated as a Non-Managing Member Interest under the Operating Agreement, including, without limitation, Section 4.3 thereof.

      (D) EFFECTIVE DATE. The Transfer shall be effective for all purposes under the Operating Agreement as of January 1, 2002 (the "EFFECTIVE DATE").

      (E) MANAGING MEMBER CONSENT. The Managing Member hereby consents to the Transfer as set forth in this Section 1 and any Subsequent Transfer and agrees to amend Exhibit A of the Operating Agreement to reflect such transfers.

      (F) ACKNOWLEDGMENT OF BREACH. Each of MKZ, ZiaSun and MKE hereby acknowledges the Breach.

      (G) SUBSEQUENT TRANSFER. The Managing Member may attempt to sell all or a portion of the Interest in accordance with Section 4.3 of the Operating Agreement. The parties acknowledge and agree that the Managing Member is acting as nominee for the Fund and not for any other party. Upon the consummation of one or more Subsequent Transfers that garners aggregate proceeds (net of any and all out-of-pocket expenses, fees and commissions reasonably incurred, in the sole discretion of the Managing Member, in connection with such Subsequent Transfers) by the Fund in excess of $1,400,000, the Managing Member agrees to
(i) recommend to the Fund's Board of Directors (the "BOARD") that (A) fifty percent (50%) of such net proceeds be contributed to the Fund as income and (B) fifty percent (50%) to ZiaSun, and (ii) follow the Board's direction with respect to treatment of such net proceeds. Notwithstanding the foregoing, in the event that the Managing Member is unable to effect a Subsequent Transfer that results in the contribution of all or a portion of the amount of the Defaulted Capital Commitment with six (6) months after the date hereof, the Managing Member shall be entitled to retain the Interest for itself, and not as nominee, and be admitted as a Substituted Non-Managing Member if and to the extent and on such terms and conditions as approved by the Board of Directors and a majority-in-interest of the Non-Managing Members (excluding the Interest held by the Managing Member, as nominee). In the event of one or more Subsequent Transfers, the Managing Member will notify ZiaSun, within a reasonable period, of the occurrence of one or more such transactions, the proceeds and costs relating thereto, and the Board's determination with respect to excess proceeds, if any. The parties acknowledge and agree that neither the Managing Member, the Fund, McKenna Capital, Inc. nor any of

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their respective predecessors, successors, assigns (past, present or future), subsidiaries, parents, shareholders, directors, officers, employees, advisors, attorneys or agents shall have any liability for any claim for damage or loss (whether incidental, punitive, indirect or consequential even if apprised of the possibility of such damage or loss) arising under any theory of contract, tort (including negligence), strict liability or otherwise relating to, arising out of or in connection with a Subsequent Transfer, including, without limitation, failure to consummate a Subsequent Transfer, the determination of the Board with respect to the net proceeds, if any, as contemplated above or retention of the Interest by the Managing Member for itself and not as nominee of the Fund; PROVIDED, HOWEVER, the Managing Member shall not be excused from following the direction of the Board with respect to its determination as to the distribution, if any, of such net proceeds.

      (H) Upon consummation of the Transfer, the parties agree that MKZ, ZiaSun and MKE are hereby released from any obligations that any of them may have to the Fund or under the Operating Agreement; PROVIDED, HOWEVER, MKE shall retain its obligations as the Special Member of the Fund and its obligation to contribute the MKE Capital Commitment, which continues to be in default.

2.    RELEASES

      (A) Each of InvesTools and ZiaSun, for itself and each of its respective predecessors, successors, executors, administrators, heirs and estates; its past, present and future assigns, agents and representatives; and each entity that it has the power to bind (by act or signature) or over which it directly or indirectly exercises control, including, without limitation, MKZ (each a "ZIASUN RELEASING PARTY"), hereby unconditionally and completely releases, settles and discharges the Fund, the Managing Member, the other Members, McKenna Capital, Inc., McKenna Group, Mott and MKE, and each of their subsidiaries, parents, shareholders, directors, officers, employees, advisors, attorneys, agents, successors and assigns (collectively, the "ZIASUN RELEASED ENTITIES") from any and all claims that a ZiaSun Releasing Party ever had, now has or hereafter may have directly or indirectly by reason of any act, transaction, obligation, matter, or cause of any kind occurring on or prior to the date hereof, including, without limitation, any and all claims directly or indirectly a result of, pursuant to, arising out of or relating to the Breach and the Defaulted Capital Contribution, or any action or inaction by the ZiaSun Released Entities, membership in MKZ, MKZ's membership in the Fund, the transfer of the Interest, any Subsequent Transfer or dealing or transaction between any of the ZiaSun Releasing Parties and the ZiaSun Released Entities, including, without limitation, any claim for damage or loss (whether incidental, punitive, indirect or consequential even if apprised of the possibility of such damage or loss) arising under any theory of contract, tort (including negligence), strict liability or otherwise, in each such case whether or not now known (collectively, the "ZIASUN RELEASED CLAIMS"); PROVIDED, HOWEVER, ZiaSun Released Claims shall not include claims for breach of this Agreement that any of the ZiaSun Releasing Parties may have under this Agreement.

      (B) Each ZiaSun Releasing Party hereby agrees that it will not bring any claim, action or suit of any sort based upon, arising out of, or related in any way to the ZiaSun Released Claims and covenants and agrees not to assert such claims, directly or indirectly, against any of the ZiaSun Released Entities.

      (C) Each of MKE, Mott and McKenna Group, for itself or himself and each of its or his respective predecessors, successors, executors, administrators, heirs and estates; its past, present and future assigns, agents and representatives; and each entity that it has the power to bind (by act or signature) or over which it directly or indirectly exercises control, including, without limitation, MKZ (each a "MKE RELEASING PARTY"), hereby unconditionally and completely releases, settles and discharges the Fund, the Managing Member, McKenna Capital, Inc., the other Members, InvesTools and ZiaSun, and each of their subsidiaries, parents, shareholders, directors, officers, employees, advisors, attorneys, agents, successors and assigns (collectively, the "MKE RELEASED ENTITIES") from any and all claims that a

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MKE Releasing Party ever had, now has or hereafter may have directly or indirectly by reason of any act, transaction, obligation, matter, or cause of any kind occurring on or prior to the date hereof, including, without limitation, any and all claims directly or indirectly a result of, pursuant to, arising out of or relating to the Breach and the Defaulted Capital Contribution, or any action or inaction by the MKE Released Entities, membership in MKZ, MKZ's membership in the Fund, the transfer of the Interest, any Subsequent Transfer or dealing or transaction between any of the MKE Releasing Parties and the MKE Released Entities, including, without limitation, any claim for damage or loss (whether incidental, punitive, indirect or consequential even if apprised of the possibility of such damage or loss) arising under any theory of contract, tort (including negligence), strict liability or otherwise, in each such case whether or not now known (collectively, the "MKE RELEASED CLAIMS"); PROVIDED, HOWEVER, MKE Released Claims shall not include claims for breach of this Agreement that any of the MKE Releasing Parties may have under this Agreement.

      (D) Each MKE Releasing Party hereby agrees that it will not bring any claim, action or suit of any sort based upon, arising out of, or related in any way to the MKE Released Claims and covenants and agrees not to assert such claims, directly or indirectly, against any of the MKE Released Entities.

      (E) Each of the Managing Member and the Fund, for itself and each of its respective predecessors, successors, executors, administrators, heirs and estates; its past, present and future assigns, agents and representatives; and each entity that it has the power to bind (by act or signature) or over which it directly or indirectly exercises control (each a "FUND RELEASING PARTY"), hereby unconditionally and completely releases, settles and discharges MKZ, InvesTools, ZiaSun, McKenna Group, Mott and MKE, and each of their subsidiaries, parents, shareholders, directors, officers, employees, advisors, attorneys, agents, successors and assigns (collectively, the "FUND RELEASED ENTITIES") from any and all claims that a Fund Releasing Party ever had, now has or hereafter may have directly or indirectly by reason of any act, transaction, obligation, matter, or cause of any kind occurring on or prior to the date hereof, including, without limitation, any and all claims directly or indirectly a result of, pursuant to, arising out of or relating to the Breach and the Defaulted Capital Contribution, or any action or inaction by the Fund Released Entities, membership in MKZ, MKZ's membership in the Fund, the transfer of the Interest, any Subsequent Transfer or dealing or transaction between any of the Fund Releasing Parties and the Fund Released Entities, including, without limitation, any claim for damage or loss (whether incidental, punitive, indirect or consequential even if apprised of the possibility of such damage or loss) arising under any theory of contract, tort (including negligence), strict liability or otherwise, in each such case whether or not now known (collectively, the "FUND RELEASED CLAIMS"); PROVIDED, HOWEVER, Fund Released Claims shall not include claims for breach of this Agreement that any of the Fund Releasing Parties may have under this Agreement, including MKE's obligation in respect of the MKE Capital Commitment.

      (F) Each Fund Releasing Party hereby agrees that it will not bring any claim, action or suit of any sort based upon, arising out of, or related in any way to the Fund Released Claims and covenants and agrees not to assert such claims, directly or indirectly, against any of the Fund Released Entities.

3.    CONDITIONS TO EFFECTING TRANSFERS.

       The obligations of the Managing Member to consummate and effect this Agreement and the transactions contemplated hereby shall be subject to the satisfaction of each of the following conditions:

      (A) Lee Barba shall resign from the Fund's Board and Investment Committee upon the execution of this Agreement and MKZ and ZiaSun hereby agree that neither of them shall be entitled to any right to appoint a successor to the Board or such committee.

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      (B) ZiaSun shall promptly reimburse the Managing Member for all of its legal fees and expenses incurred in connection with the preparation, negotiation and execution of this Agreement, which fees and expenses shall not exceed $10,000.

4.    REPRESENTATIONS AND WARRANTIES

      Each of MKE, McKenna Group, Mott and ZiaSun, on behalf of itself and with respect to itself only, hereby represents and warrants that, to the best of its or his knowledge, (i) there are no members of MKZ other than MKE, ZiaSun and McKenna Group, (ii) there are no managing members of MKZ other than McKenna Group, MKE and Mott, and (iii) each of McKenna Group, MKE, Mott and ZiaSun has full right, power and authority to enter into this Agreement. Each of the Managing Member, the Fund, MKZ, MKE, McKenna Group, InvesTools and ZiaSun hereby represents and warrants, on behalf of itself and with respect to itself only, to each other as follows:

      (A) It is not relying on any representation or promise of any other person in executing this Agreement or in making the release provided for herein, and assumes the risk of any misrepresentation, concealment or mistake. If any of the Managing Member, the Fund, MKZ, MKE, Mott, McKenna Group, InvesTools or ZiaSun should subsequently discover that a fact relied upon by it in entering into this Agreement was untrue, or that a fact was concealed from it, or that its understanding of the facts or of the law was incorrect, such party shall not be entitled to any relief in connection therewith, including, without limitation, any alleged right or claim to set aside or rescind this Agreement and the release contained in Section 2 above. This Agreement is intended to be and is final and binding, regardless of any claims of misrepresentation, promise made without the intention to perform, concealment of fact, mistake of fact or law, or of any other circumstance.

      (B) Neither the Managing Member, the Fund, MKZ, McKenna Group, Mott, MKE, InvesTools or ZiaSun has assigned, transferred, conveyed or otherwise disposed of any Released Claim, or any direct or indirect interest in any such Released Claim, in whole or in part.

      (C) The Fund, the Managing Member, ZiaSun, InvesTools and MKE shall have been released from all obligations (contingent or otherwise) to MKZ.

      (D) This Agreement is a valid and binding obligation of each of the Managing Member, the Fund, MKZ, MKE, McKenna Group, Mott, InvesTools and ZiaSun, and is enforceable against each of them in accordance with its terms.

      (E) There is no action, suit, proceeding, dispute, litigation, claim, complaint or investigation by or before any court, tribunal, governmental body, governmental agency or arbitrator pending, or to the best of the knowledge of the Managing Member, the Fund, MKZ, McKenna Group, Mott, MKE, InvesTools or ZiaSun, threatened against any of them that challenges or would challenge the execution and delivery of this Agreement or the taking of any of the actions required to be taken by each of the Managing Member, the Fund, MKZ, MKE, McKenna Group, Mott, InvesTools and ZiaSun.

      (F) Neither the execution and delivery of this Agreement nor the performance hereof will (a) result in any violation or breach of any agreement or other instrument to which it is a party or by which it is bound, or (b) result in a violation of law, rule, regulation, treaty, ruling, directive, order, arbitration award, judgment or decree to which it is subject.

      (G) No authorization, instruction, consent or approval of any person or entity is required to be obtained by it in connection with the execution and delivery of this Agreement or the performance hereof.

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5.    MISCELLANEOUS.

      (A) SEVERABILITY. If any provision hereof is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (i) such provision shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (ii) the validity or unenforceability of such provision under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision under any other circumstances or in any other jurisdiction, and (iii) such invalidity or enforceability shall not affect the validity or enforceability of any other provision hereof. If any provision hereof is held to be unenforceable against any person then the unenforceability of such provision against such person, shall not affect the enforceability thereof against any other person.

      (B) INTERPRETATION. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Release.

      (C) SECTION 1542 OF THE CIVIL CODE. Each of the Managing Member, the Fund, MKE, McKenna Group, Mott, InvesTools and ZiaSun (i) represents, warrants, and acknowledges that it has been fully advised by its attorney of the contents of
Section 1542 of the Civil Code of the State of California, and (ii) hereby expressly waives the benefits thereof and any rights such party may have thereunder. Section 1542 of the Civil Code of the State of California provides as follows:

            "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

      Each of the Managing Member, the Fund, MKE, McKenna Group, Mott, InvesTools and ZiaSun also hereby waives the benefits of, and any rights it may have under, any statute or common law principle of similar effect in any jurisdiction.

      (D) ATTORNEY FEES. In the event of any litigation or dispute in connection with the interpretation or enforcement of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and all costs of proceedings incurred in enforcing this Agreement.

      (E) ENTIRE AGREEMENT; GOVERNING LAW; COUNTERPARTS; ORIGINALS. This Agreement, including all documents incorporated herein by reference, constitutes the complete and exclusive agreement between the parties with respect to the subject matter hereof, and supersedes and replaces any and all prior or contemporaneous discussions, negotiations, understandings and agreements, written and oral, including the Interim Agreements, regarding such subject matter. This Agreement shall be governed by and construed under the laws of the State of California without regard to conflicts of law principles. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument. Once signed, any reproduction of this Agreement made by reliable means (e.g., photocopy, facsimile) is considered an original.

                                    * * *


                 (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

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      IN WITNESS WHEREOF, the parties hereto have executed this Transfer,
Consent and Settlement Agreement as of the day first set forth above.


MKZ:

MKZ FUND, LLC                           MKZ FUND, LLC


Its Managers                            Its Members
By:  The McKenna Group, LLC             By:  McKenna Enterprises, Inc.


By:  /s/ GEOFFREY MOTT                  By:  /s/ GEOFFREY MOTT
     -------------------------------         -----------------------------------
Name:  GEOFFREY MOTT                    Name:  GEOFFREY MOTT
     -------------------------------         -----------------------------------
Title:  MANAGER                         Title:  PRESIDENT AND CHIEF EXECUTIVE
     -------------------------------            OFFICER
                                             -----------------------------------

By:  McKenna Enterprises, Inc.          By:  ZiaSun Technologies, Inc.

By:  /s/ GEOFFREY MOTT                  By:  /s/ PAUL A. HELBLING
     -------------------------------         -----------------------------------
Name:  GEOFFREY MOTT                    Name:  PAUL A. HELBLING
     -------------------------------         -----------------------------------
Title: PRESIDENT AND CHIEF EXECUTIVE   Title:  CFO
       OFFICER                               -----------------------------------
     -------------------------------

/s/ GEOFFREY MOTT                       By:  The McKenna Group, LLC
    --------------------------------
Geoffrey Mott, an Individual

                                        By:  /s/ GEOFFREY MOTT
                                             -----------------------------------
                                        Name:  GEOFFREY MOTT
                                             -----------------------------------
                                        Title:  MANAGER
                                             -----------------------------------


MKE:                                    MCKENNA ENTERPRISES, INC.

                                        By:  /s/ GEOFFREY MOTT
                                             -----------------------------------
                                        Name:  GEOFFREY MOTT
                                             -----------------------------------
                                        Title:  PRESIDENT AND CEO
                                             -----------------------------------

ZIASUN:                                 ZIASUN TECHNOLOGIES, INC.

                                        By:  /s/ PAUL A. HELBLING
                                             -----------------------------------
                                        Name:  PAUL A. HELBLING
                                             -----------------------------------
                                        Title:  CFO
                                             -----------------------------------

INVESTOOLS:                             INVESTOOLS, INC.

                                        By:  /s/ PAUL A. HELBLING
                                             -----------------------------------
                                        Name:  PAUL A. HELBLING
                                             -----------------------------------
                                        Title:  CFO
                                             -----------------------------------


MANAGING MEMBER:                        MCKENNA CAPITAL PARTNERS, LLC,
                                        for itself and McKenna Capital, LLC

                                        By:  /s/ STEPHEN T. MCGRATH
                                             -----------------------------------
                                        Name:  STEPHEN T. MCGRATH
                                             -----------------------------------
                                        Title:  MANAGING MEMBER
                                             -----------------------------------



                                SIGNATURE PAGE TO
                              MCKENNA CAPITAL, LLC
                   TRANSFER, CONSENT AND SETTLEMENT AGREEMENT